COMBINED AND CONSOLIDATED STATEMENTS OF CASH FLOWS (Parenthetical) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2024 CNY (¥)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2024 USD ($)
Cash, cash equivalents and restricted cash
Cash and cash equivalents	¥ 7,800,000	¥ 3,260,670	¥ 3,561,544	$ 1,066,243
Restricted cash	1,178,825	844,079	193,360	161,498
Total cash, cash equivalents and restricted cash	8,961,652	4,104,749	3,754,904	$ 1,227,741
Payment of net issuance costs	79,138
Proceeds from issuance of preferred shares, issuance costs	¥ 0	¥ 2,134	¥ 1,690